[LOGO]
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                                  HANSBERGER
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                                 INSTITUTIONAL
                                    SERIES
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SEMI-ANNUAL REPORT

June 30, 2002

International Value Fund

Emerging Markets Fund

                            LETTER TO SHAREHOLDERS

Hansberger Institutional Series
International Value Fund
Emerging Markets Fund

August 13, 2002

Dear Fellow Shareholder:

   After a positive start for global markets in the first quarter, the second quarter was marked by several significant and challenging events that have negatively impacted stocks worldwide. One of the most significant of these has been the sudden and dramatic weakening of the US dollar, which fell approximately ten percent versus the Japanese yen and European euro and approximately six percent versus the British pound. This sudden reversal in what was considered the strongest currency in the world caught many investors by surprise. Over the past year, the US dollar managed to remain strong amid difficult conditions in the US; e.g., a weakening of the domestic economy, increasingly higher deficits and the events of 9/11. This strength was driven primarily by a general perception among global investors that returns in the US markets would still be superior to other markets around the world despite the challenges faced by the domestic economy. However, over the second quarter, this perception came to an end and the US markets suffered from a sudden loss of confidence, driven primarily by several factors:

      1) Uncertainty over the strength of the US economic recovery. Notwithstanding a positive first quarter GDP number, there are still doubts about the sustainability of the recovery for the rest of the year.

      2) Accounting irregularities by supposedly blue chip companies such as Enron, Tyco and WorldCom have shaken the belief that US accounting standards and corporate governance are the best in the world. This resulted in many investors re-assessing and ultimately re-deploying their investment assets away from the US markets.

      3) Uncertainty over earnings for this fiscal year especially in light of the accounting scandals mentioned above. In addition, recent changes to US accounting rules have resulted in the restatement of earnings for many US companies to lower levels, resulting in much higher valuations than previously thought for the US markets.

      4) The recent highly publicized court case against Merrill Lynch for allegedly recommending stocks to clients while privately denigrating them has further eroded confidence in the supposed "independent research" of many investment houses.

   The resulting weakness in the US dollar and the US equity markets similarly impacted other equity markets worldwide as investors' risk aversion increased. In particular, questions are being asked as to whether similar accounting issues exist in other markets around the world. The recent weakness in the UK/Euro stock markets, despite local currency strength, suggests investors are shying away from equities in general.

   So does all this mean we are headed for a prolonged period of under-performance for equity markets worldwide? Will investors remain wary of publicly listed companies because they are unsure of the accuracy of reported financial statements? We do not believe so for the following reasons:

      1) The companies involved in accounting irregularities were mostly products of the bull markets and a booming US economy of the mid to late 1990s. John Kenneth Galbraith recently commented that "recessions catch what the auditors miss." We believe that while these issues are serious in nature, they represent the by-product of over-extended and irrational markets and, as part of a cyclical adjustment, are now being brought to the light of day. The rest of the markets around the world should not be found guilty based on the actions of a few companies in the US.

      2) The US government is reacting quickly and forcefully to this issue. Most importantly, regulatory agencies are implementing new policies in an attempt to prevent any future recurrence of these same accounting irregularities.

      3) Sweeping reform of the US accounting industry is expected, which should result in much improved business practices and higher standards. This should encourage other accountancy firms around the world to adopt similar changes, hence raising overall global accounting standards.

   In Europe, we believe that the European central banks are likely to maintain a neutral monetary stance for the next several months, bolstered in part by the recent strength in the European euro, which should help to temper inflation. Lower levels of inflation and stable monetary policy should help stimulate a gradual recovery in the economy, which is expected to result in stronger corporate earnings growth and better stock market performance.

   Japan continues to be a lethargic market despite the recent strength of the Japanese yen. In fact, the Japanese government has been intervening in the foreign exchange markets in an effort to slow down the rise in the yen for fear of hurting what they hope will be an export-led recovery. This only serves, in our view, to highlight the dismal state of the domestic economy where the main problem continues to be the lack of reform in the banking sector. Until the Japanese government comes up with firm actions to tackle the issue of bad loans and restructure the corporate sector, the economy is expected to limp along much as it has been doing for the past ten years. In Japan, we only own companies that we believe are either world leaders in what they do or that have embarked on restructuring programs to become more efficient and hence more profitable.

   As with other global markets, the emerging markets had a difficult quarter. However, even though emerging markets under-performed the MSCI EAFE Index during the second quarter, year-to-date they outperformed by a wide margin. Over the second quarter, US accounting issues and weak US markets hurt sentiment in the emerging world, as did the sudden reversal of the US dollar. Also, ongoing difficulties in Argentina and election jitters in Brazil further hampered performance in this asset class. We believe, however, that many emerging market stocks currently offer value relative to their developed market peers and have better operating fundamentals and balance sheets, which should result in stronger out-performance going forward.

   We feel that the recent weakness in global equity markets provide us with a good opportunity to search for stocks, using our disciplined investment approach, that we believe are high quality and that offer good value. While there is some uncertainty over the near term, our investment process has always been to look out over the next cycle to identify companies that we believe will do well over the longer term. We believe that your portfolio will benefit most by being positioned in these companies.

   We thank you for the confidence you have placed in us and look forward to meeting with you at your convenience to discuss your account.

                                          For the Hansberger Institutional
                                            Series,

                                          Thomas L. Hansberger, CFA
                                          Chief Investment Officer
                                          Hansberger Global Investors, Inc.

                                          Ajit Dayal
                                          Deputy Chief Investment Officer
                                          Hansberger Global Investors, Inc.

                          PORTFOLIO MANAGEMENT REVIEW

                           INTERNATIONAL VALUE FUND

Market conditions during the six months ended June 30, 2002

   The performance of individual stock markets was mixed in the beginning of 2002, although the performance of the MSCI World Index, a standard global benchmark, was slightly positive for the first quarter. In the second quarter, however, most international developed markets fell precipitously on the heels of a weak US market. The US market itself sold-off as investors, their confidence damaged in the wake of news of accounting scandals, reports of misrepresentations by major brokerage firms and evidence of an anemic economic recovery, sought havens in different asset classes or in investments outside of the US. The latter flight of capital created a weakness in the US dollar versus many other currency trading blocks.

   Negative developments in the US especially impacted European markets. Stock markets with high concentrations in certain industries, such as technology and telecommunications, prone to downgrades in earnings guidance, were particularly under pressure. The fall of the US dollar relative to the European euro of over 10%, however, buffered the declines in local currencies so that many international markets outperformed the US market in US dollar terms. This was particularly evident in Asia, where markets such as Japan, Malaysia, and Korea actually yielded positive returns to US investors in the first half of this year. The positive performance in these markets was insufficient to offset that of the rest of the universe. Most international and global indices recorded negative returns for the first half of 2002.

Fund performance during the six months ended June 30, 2002

   The Fund's total return for the first half of the year was 3.39% versus the MSCI ACWIxUS index's decline of (1.05%). Stock selection in eight of ten MSCI/S&P sectors contributed positively to performance. Also, stock selection fell behind in only the Utilities and Materials sectors, which combined made up approximately less than 15% of the Fund at period end. The Fund's absolute performance was hurt by its over-allocation to telecommunications stocks; however by avoiding certain highly leveraged telecommunications companies and highly valued technology companies, the influence of these sectors on Fund performance was mitigated. The Fund also benefited from a higher than market weight in the Consumer Discretionary, Consumer Staples, Health Care and Industrials sectors. The Fund's performance was hindered by an underweight position in the Energy and Financials sectors, although the individual stocks held by the Fund in those sectors performed well.

   The Fund's European ex-UK holdings were a strong driver of relative returns during the period. An underweight position in the UK was beneficial, however, as this was one of the worst performing regions during the first half of 2002. The Fund also benefited from its overweight position in Emerging Markets during the period. The Fund was adversely affected by its underweight position in Japan because of the appreciation of the Japanese yen during the first half.

Market Outlook

   US investors with international exposure have benefited on a relative basis recently from the accelerating weakness of the US dollar. Although the US dollar and European euro are approaching parity, sentiment may push the US dollar even weaker versus the European euro. A strong European euro also quells inflationary fears giving European central banks the ability to use appropriate monetary policy for stimulating the regional economies. This could lead to stronger earnings growth in Europe relative to the US. We believe the Fund is well represented in Europe/UK as it holds a good mix of defensive companies or companies that should participate in an economic recovery.

   The future of the Japanese economy remains uncertain. As such, the Fund remains underweight in this market and its Japanese holdings are those that are either dominating their industry in the global marketplace, restructuring to achieve better profitability or participating in a niche in which they have a competitive advantage. These stocks are less dependent on a recovery in the domestic Japanese economy.

   We believe the Fund's overweight positioning in Emerging Markets is also propitious. Many companies in countries designated as emerging are more profitable, more transparent and less expensive than their developed counterparts operating in the same industry, and they appear to offer better value.

   It is likely that the markets will continue to be volatile as they digest the latest news on the global economy, political unrest and recent corporate scandals. We will focus, however, on selecting those quality stocks for the Fund that we believe offer the best value and the best opportunity for good returns for the Fund's investors regardless of the current environment.

   Thank you for your continued investment in the International Value Fund. We look forward to meeting with you at your convenience to discuss your account.

                                          For the International Value Fund Team,
                                          Lauretta A. "Retz" Reeves, CFA
                                          Managing Director of Research
                                          Hansberger Global Investors, Inc.

                 Change in value of a $10,000 Investment in the Hansberger International Value Fund vs. MSCI EAFE Index and MSCI ACWIxUS Index
                                 1/1/97-6/30/02



                                    [CHART]

         Hansberger International
                Value Fund           MSCI EAFE Index    MSCI ACWIxUS Index
         ------------------------    ---------------    ------------------
12/1996           $10,000               $10,000             $10,000
 1/1997            10,178                 9,652               9,816
 2/1997            10,366                 9,813               9,996
 3/1997            10,247                 9,851               9,975
 4/1997            10,326                 9,905              10,059
 5/1997            10,642                10,552              10,681
 6/1997            11,087                11,136              11,270
 7/1997            11,413                11,319              11,498
 8/1997            10,889                10,476              10,594
 9/1997            11,354                11,065              11,167
10/1997            10,376                10,217              10,216
11/1997             9,881                10,115              10,088
12/1997             9,854                10,206              10,204
 1/1998             9,924                10,675              10,510
 2/1998            10,578                11,362              11,211
 3/1998            11,112                11,715              11,598
 4/1998            11,132                11,810              11,681
 5/1998            10,669                11,756              11,469
 6/1998            10,065                11,847              11,426
 7/1998            10,113                11,970              11,535
 8/1998             8,315                10,490               9,908
 9/1998             8,002                10,171               9,699
10/1998             8,871                11,234              10,715
11/1998             9,214                11,812              11,291
12/1998             9,170                12,281              11,680
 1/1999             9,150                12,247              11,667
 2/1999             8,833                11,958              11,406
 3/1999             9,436                12,460              11,957
 4/1999            10,663                12,968              12,555
 5/1999            10,356                12,303              11,965
 6/1999            11,041                12,786              12,515
 7/1999            11,139                13,169              12,808
 8/1999            11,118                13,220              12,853
 9/1999            10,852                13,356              12,940
10/1999            11,139                13,859              13,421
11/1999            11,252                14,343              13,958
12/1999            11,853                15,633              15,289
 1/2000            11,337                14,643              14,460
 2/2000            10,986                15,040              14,850
 3/2000            11,719                15,626              15,409
 4/2000            10,914                14,806              14,549
 5/2000            10,738                14,448              14,177
 6/2000            11,234                15,016              14,780
 7/2000            10,972                14,389              14,197
 8/2000            11,066                14,517              14,373
 9/2000            10,630                13,813              13,575
10/2000            10,184                13,490              13,144
11/2000            10,008                12,987              12,554
12/2000            10,609                13,451              12,983
 1/2001            10,806                13,445              13,178
 2/2001            10,131                12,438              12,134
 3/2001             9,258                11,614              11,277
 4/2001             9,975                12,429              12,044
 5/2001             9,861                12,000              11,711
 6/2001             9,560                11,514              11,262
 7/2001             9,438                11,305              11,011
 8/2001             9,271                11,021              10,738
 9/2001             8,020                 9,908               9,599
10/2001             8,260                10,161               9,868
11/2001             8,740                10,536              10,319
12/2001             8,974                10,599              10,452
 1/2002             8,754                10,037              10,004
 2/2002             8,900                10,107              10,076
 3/2002             9,372                10,659              10,624
 4/2002             9,529                10,736              10,693
 5/2002             9,739                10,882              10,809
 6/2002             9,278                10,453              10,342


-----------------------------------------------------------------------------
                                  Total Return
-----------------------------------------------------------------------------
                        Hansberger International    MSCI EAFE    MSCI ACWIxUS
Time Period             Value Fund                  Index        Index
-----------------------------------------------------------------------------
Six Months                      3.39%                (1.38)%        (1.05)%
One Year                       (2.95)%               (9.22)%        (8.16)%
Three Year                     (5.61)%               (6.49)%        (6.16)%
Five Year                      (3.47)%               (1.26)%        (1.70)%
Average Annual
Since Inception (12/30/96)     (1.33)%                0.81%          0.61%
-----------------------------------------------------------------------------

The above graph compares the Fund's performance with the MSCI Europe Australasia Far East ("EAFE") Index and the MSCI All Country World Index ("ACWIxUS") Free Ex USA. These indices are broad-based unmanaged indices that represent the general performance of international equity markets. Total returns for the Fund and the indices include reinvestment of all dividends and capital gains. Dividends in the indices are reinvested gross of withholding taxes. The indices do not include commissions or fees that an investor purchasing the securities in these indices would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the indices are similar to those of the Fund, the securities owned by the Fund and those composing the indices are likely to be different, and any securities that the Fund and the indices have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the indices.

The MSCI All Country World Free Excluding U.S. Index measures the returns of equities of companies which are domiciled outside the U.S. Securities which are not available to international investors are not included in the index. The MSCI EAFE Index measures the returns of equities of companies domiciled in developed markets in Europe, Australasia, and the Far East. Both indexes are market capitalization weighted with gross dividends reinvested. Investors may not invest directly in these indexes.

                          PORTFOLIO MANAGEMENT REVIEW

                             EMERGING MARKETS FUND

Market conditions during the six months ended June 30, 2002

   Emerging markets continued to outperform the developed markets in the first half of 2002. The combination of attractive valuations vs. their global peers, better operating fundamentals with good balance sheets, and a generally improving macro situation in most emerging economies, make a compelling case for this asset class. In spite of serious domestic issues in Israel, Turkey, Brazil and Venezuela, sentiment towards the asset class continues to improve and portfolio investment flows have picked up.

   In Asia, domestic consumption in several countries has seen a robust growth so far this year and remains the key economic driver in the region. The Korean, Malaysian and Thai economies are less dependent on exports to promote domestic growth. Low interest rates, rising incomes, and easily available credit raised consumer purchasing power. The recent strength of many Asian currencies vs. the U.S. dollar should have a positive effect on inflation and should encourage central banks to continue their easy monetary policies, further encouraging growth. Separately, in Malaysia, the announcement that PM Mahathir will resign in October of 2003 came as a surprise to the markets. However, by naming a successor, Abdullah Badawi, Mahathir is ensuring a smooth succession, which has been an issue for many years. Badawi is considered a capable politician who is expected to follow Mahathir's pro-business policies and to run Malaysia as a moderate Muslim but multi-racial country that encourages foreign investment.

   The Europe, Middle East and Africa ("EMEA") region saw a significant reduction in capital inflows in the later part of the first half after the global sell-off in equities. International flows are very important for these markets as they have a relatively small domestic investor base. Russia continues to be a major contributor to the regional performance. Although the Russian market gave up approximately 13% of its gains for the period during the second quarter it remains the best performing market in the region. Russia's efforts to improve corporate governance and to integrate with the West have been recognized by investors and have given them another reason, outside of oil prices, to consider this important market. The economies of Poland, Hungary and the Czech Republic continue making strides towards their expected integration with the West, but all face bumps in their road. Poland is dealing with the recent resignation of its finance minister over budget issues and a very large and high profile bankruptcy. Hungary continues to battle inflation, as its own budget issues have not been resolved. The Czech Republic is set to inaugurate a weak coalition lead by the social democrats after the May 2002 elections failed to give them a strong mandate.

   Israel and Turkey continue to dominate the regional highlights. The ongoing violence in Israel coupled with weakness in the Nasdaq market have made Israeli stocks the worst performers in the emerging markets. However, amid the widespread losses, particularly in the Nasdaq listed technology sector, we feel that current market valuations are compelling and we are actively looking for opportunities in that area. As for Turkey, where the Fund does not currently have any holdings, worries about debt refinancing have resurfaced again on the basis of political uncertainties raised by the poor health of Prime Minister Ecevit. The likelihood of a new election is growing by the day. If the parties do not agree on a strong coalition government then it is unclear whether Parliament will agree on the key issues set by the IMF agenda. These are critical to obtain new installment payments of IMF financing and maintain currency and interest rate stability. We are carefully looking into opportunities in the Turkish market.

   The Latin markets have been affected all year long by serious political and economic crisis. The continuation of the Argentine economic woes has caused the regional risk premium to remain high. The recent political concerns in Brazil added to the already high-risk levels. The popularity of the socialist candidate in Brazil raised concerns about the sustainability of the reform process started by President Cardoso. If the government coalition does not muster the necessary support for its candidate then the leftist Mr. Lula could win the election. However, many analysts believe the reforms achieved so far are deeply rooted in the Brazilian system and no earth-shattering changes would be expected under an eventual socialist government. Additional political issues in Venezuela, where President Chavez was overthrown from power for a 24-hour period, and in Mexico, where President Fox is having a difficult time obtaining Congressional support for his reforms, have added to the regional issues. On a positive note, Mexico's investment grade rating was ratified by Standard and Poors which has paved the way for sustained economic improvement in the country.

Fund performance during the six months ended June 30, 2002

   The Fund returned 7.06% vs. 2.07% for the MSCI Emerging Markets Free Index ("EMFI") in the first half of the year. This performance resulted from a strong return in the Fund's Asian holdings and a modest positive performance of its EMEA holdings. Latin holdings outperformed the MSCI Latin America Index. From a sector perspective, the benchmark's holdings in seven out of the ten economic sectors posted positive performances. The Fund's holdings outperformed the corresponding benchmark holdings in seven of the ten sectors including Financial Services and Materials.

   In spite of our positive view of Asian markets, the Fund continues to be slightly underweight the region as a result of the large weight of technology stocks represented in the benchmark. This is a sector where we have had a more difficult time finding companies meeting our value-driven criteria. Taiwan is a good example of this particular phenomenon. The country has the largest component of technology stocks in the benchmark; however, the Fund's largest holding was Chinatrust Financial, which was up during the period and significantly outperformed other Taiwanese stocks. The overweight position in the EMEA region was maintained, in spite of our relatively small exposure to South Africa, mostly via a large relative weighting in Russia. The Latin America weighting is comparable to the MSCI EMF Index weighting at this point. The Fund continues to be underweight in the Consumer sectors and in Information Technology, but the underweighting in Information Technology is being reduced via the addition of a couple of names in Israel and South Africa. However, as previously noted, value opportunities in this sector are not abundant. Notable overweight positions continue to exist in the Financial, Telecommunications and Health Care sectors.

Market Outlook

   Emerging markets are enjoying a period of sustained solid performance. Since the beginning of the year, this asset class has outperformed all other regions of the world and we believe this outperformance will continue because the ingredients that have contributed to it remain intact; namely: low valuations, better than average growth rates, improved fiscal and trade positions and fairly valued stable currencies.

   To put it in perspective, as measured by the historical P/E ratio, the MSCI Emerging Markets Free Index is currently trading at a 47% discount to its developed markets counterpart, the MSCI World Index. The MSCI Emerging Markets Free Index is trading at a historical P/E ratio of 16.0x versus the MSCI World Index of 30.1x, despite the current correction in the U.S. and international markets, and its forward earnings outlook is very attractive. Moreover, the current GDP forecasts for 2003 for many of the markets where we invest range from 3% at the low end to 7% at the high end, far better than forecasts for the developed world. Low interest rates around the world also bode well for emerging markets, which we believe will continue to stimulate internal consumer demand, particularly in those countries that lived through serious crises several years ago. These are the ingredients that we believe will continue to support the superior performance of emerging markets through the remainder of the year.

                                          For the Emerging Markets Fund Team
                                          Francisco J. Alzuru, CFA
                                          Managing Director of Latin America
                                          Hansberger Global Investors, Inc.

                    Change in value of a $10,000 Investment
  in the Hansberger Emerging Markets Fund vs. MSCI Everging Markets Free Index
                                 1/1/97-6/30/02






                                      [CHART]

                      Hansberger Emerging               MSCI
                          Markets Fund              EMF Index
                      -------------------           ---------
12/1996                      $10,000                 $10,000
 1/1997                       10,375                  10,682
 2/1997                       10,623                  11,140
 3/1997                       10,356                  10,847
 4/1997                       10,375                  10,866
 5/1997                       10,603                  11,177
 6/1997                       11,215                  11,775
 7/1997                       11,947                  11,951
 8/1997                       11,334                  10,430
 9/1997                       11,483                  10,719
10/1997                        9,753                   8,960
11/1997                        8,647                   8,633
12/1997                        8,489                   8,841
 1/1998                        7,720                   8,148
 2/1998                        8,579                   8,999
 3/1998                        8,759                   9,389
 4/1998                        8,679                   9,287
 5/1998                        7,570                   8,014
 6/1998                        6,671                   7,173
 7/1998                        6,701                   7,401
 8/1998                        4,754                   5,261
 9/1998                        4,934                   5,595
10/1998                        5,553                   6,184
11/1998                        6,152                   6,698
12/1998                        5,924                   6,601
 1/1999                        6,005                   6,495
 2/1999                        5,795                   6,558
 3/1999                        6,406                   7,422
 4/1999                        7,670                   8,340
 5/1999                        7,629                   8,292
 6/1999                        8,632                   9,233
 7/1999                        8,231                   8,982
 8/1999                        8,101                   9,064
 9/1999                        7,399                   8,757
10/1999                        7,690                   8,943
11/1999                        8,391                   9,745
12/1999                        9,825                  10,985
 1/2000                        9,474                  11,050
 2/2000                        9,454                  11,196
 3/2000                        9,855                  11,251
 4/2000                        8,863                  10,184
 5/2000                        8,331                   9,763
 6/2000                        8,792                  10,107
 7/2000                        8,612                   9,587
 8/2000                        8,832                   9,634
 9/2000                        7,800                   8,793
10/2000                        7,258                   8,156
11/2000                        6,637                   7,443
12/2000                        6,995                   7,622
 1/2001                        7,792                   8,672
 2/2001                        7,296                   7,993
 3/2001                        6,513                   7,208
 4/2001                        6,955                   7,564
 5/2001                        7,236                   7,654
 6/2001                        7,005                   7,497
 7/2001                        6,584                   7,023
 8/2001                        6,543                   6,954
 9/2001                        5,781                   5,878
10/2001                        6,142                   6,243
11/2001                        6,754                   6,894
12/2001                        7,039                   7,442
 1/2002                        7,475                   7,694
 2/2002                        7,495                   7,820
 3/2002                        7,941                   8,290
 4/2002                        8,134                   8,344
 5/2002                        8,063                   8,211
 6/2002                        7,536                   7,595



----------------------------------------------------------------
                                     Total Return
----------------------------------------------------------------
                      Hansberger Emerging  MSCI Emerging Markets
Time Period           Markets Fund         Free Index
----------------------------------------------------------------
Six Months                   7.06%                 2.07%
One Year                     7.57%                 1.31%
Three Year                  (4.43)%               (6.30)%
Five Year                   (7.63)%               (8.40)%
Average Annual
Since Inception (12/30/96)  (5.00)%               (4.88)%
----------------------------------------------------------------


The above graph compares the Fund's performance with the MSCI Emerging Markets Free Index, a broad-based unmanaged index that represents the general performance of equity markets in developing markets. Total returns for the Fund and the index include reinvestment of all dividends and capital gains. Dividends in the indices are reinvested gross of withholding taxes. The index does not include commissions or fees that an investor purchasing the securities in the index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the Fund and the index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the index.

The MSCI Emerging Markets Free Index measures the returns of equities of companies that are domiciled in emerging markets. Securities that are not available to international investors are not included in the index. The index is market capitalization weighted with gross dividends reinvested. Investors may not invest directly in the index.

  Hansberger International Value Fund

  Portfolio of Investments
  June 30, 2002 (Unaudited)



                                        Value
  Shares                              (Note A1)
----------------------------------------------------
           Common Stock - 96.9%
           Australia - 1.2%
 1,200,000   Mayne Group, Ltd...... $   2,789,037
                                    -------------
           Belgium - 2.1%
    51,797   Delhaize Le Lion S.A..     2,429,839
   116,468   Fortis................     2,493,705
                                    -------------
                                        4,923,544
                                    -------------
           Brazil - 1.9%
   118,000   Companhia Vale do
              Rio Doce S.A., ADR...     3,062,100
   143,000   Tele Norte Leste
              Participacoes S.A....     1,422,850
                                    -------------
                                        4,484,950
                                    -------------
           China - 2.7%
   654,500   China Mobile
              Ltd. (a).............     1,938,327
10,920,000   China Petroleum &
              Chemical Corp.,
              Class H..............     1,946,000
 8,126,000   Denway Motors
              Ltd..................     2,291,949
                                    -------------
                                        6,176,276
                                    -------------
           Finland - 1.3%
   119,280   TietoEnator Oyj.......     2,945,011
                                    -------------
           France - 14.8%
   315,483   Alstom S.A............     3,336,911
   284,492   Arcelor (a)...........     4,037,440
   101,926   Axa...................     1,864,254
    46,000   Cap Gemini S.A........     1,828,534
    82,400   Compagnie de Saint
              Gobain S.A...........     3,698,625
   164,933   European Aeronautic
              Defence & Space
              Co...................     2,536,153
    22,296   Groupe Danone.........     3,065,105
    51,173   Pechiney S.A.
              Class A..............     2,337,394
    67,438   Schneider Electric
              S.A..................     3,626,451
   100,000   Suez S.A..............     2,666,509
    17,540   Technip-Coflexip S.A..     1,846,571
    23,134   TotalFinaElf S.A......     3,756,054
                                    -------------
                                       34,600,001
                                    -------------

                                        Value
 Shares                               (Note A1)
----------------------------------------------------
          Germany - 9.0%
   36,600   Adidas-Salomon AG...... $   3,007,349
   68,400   BASF AG................     3,185,056
   40,300   Deutsche Bank AG.......     2,801,928
   77,100   E. on AG...............     4,473,438
   94,800   Linde AG...............     4,734,570
   89,000   Volkswagen AG PFD......     2,891,779
                                    -------------
                                       21,094,120
                                    -------------
          Greece - 1.4%
  211,000   Hellenic
             Telecommunications
             Organization S.A......     3,334,123
                                    -------------
          Hong Kong - 3.8%
  385,927   HSBC Holdings plc (a)..     4,428,265
  273,500   Hutchison Whampoa
             Ltd...................     2,042,484
  735,000   Wing Hang Bank Ltd.....     2,435,865
                                    -------------
                                        8,906,614
                                    -------------
          Israel - 1.1%
   37,900   Teva Pharmaceutical
             Industries Ltd., ADR..     2,530,962
                                    -------------
          Italy - 2.7%
  209,500   ENI S.p.A..............     3,331,111
  954,786   IntesaBci S.p.A........     2,913,693
                                    -------------
                                        6,244,804
                                    -------------
          Japan - 14.0%
  117,000   Daiichi Pharmaceutical
             Co., Ltd..............     2,137,744
  112,000   Kao Corp...............     2,579,009
   64,100   Lawson, Inc............     1,962,681
   33,700   Mabuchi Motor Co.,
             Ltd...................     3,320,516
1,394,000   Mazda Motor Corp.......     3,686,785
  222,000   NEC Corp...............     1,544,702
  156,000   Omron Corp.............     2,258,134
   46,700   Promise Co., Ltd.......     2,353,312
   13,400   Rohm Co., Ltd. (a).....     2,000,050
   78,000   Sony Corp..............     4,119,306
  457,000   Sumitomo Trust &
             Banking Co., Ltd......     2,196,162
   50,000   Takeda Chemical
             Industries, Ltd.......     2,194,227
   50,300   TDK Corp...............     2,375,254
                                    -------------
                                       32,727,882
                                    -------------

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  June 30, 2002 (Unaudited)


                                         Value
Shares                                 (Note A1)
--------------------------------------------------
        Common Stock (continued)
        Korea - 2.1%
 62,734   Kookmin Bank.............. $   3,045,441
 17,700   POSCO.....................     1,964,215
                                     -------------
                                         5,009,656
                                     -------------
        Mexico - 3.3%
121,920   Cemex S.A. de C.V.
           ADR......................     3,213,811
129,400   Panamerican Beverages,
           Inc......................     1,843,950
 80,000   Telefonos de Mexico
           S.A., Class L ADR........     2,566,400
                                     -------------
                                         7,624,161
                                     -------------
        Netherlands - 2.9%
 84,900   DSM N.V...................     3,939,965
108,091   ING Groep N.V.............     2,775,506
                                     -------------
                                         6,715,471
                                     -------------
        Singapore - 2.3%
345,000   DBS Group Holdings
           Ltd......................     2,421,327
405,000   Singapore Airlines Ltd....     2,957,041
                                     -------------
                                         5,378,368
                                     -------------
        Spain - 2.9%
403,000   Banco Santander Central
           Hispano S.A..............     3,199,929
411,342   Telefonica S.A. (a).......     3,453,037
                                     -------------
                                         6,652,966
                                     -------------
        Sweden - 3.7%
107,600   Atlas Copco AB............     2,423,503
179,900   Electrolux AB.............     3,631,081
461,574   Nordea AB.................     2,511,147
                                     -------------
                                         8,565,731
                                     -------------
        Switzerland - 7.6%
 16,194   Nestle S.A................     3,775,662
 91,600   Novartis AG,
           (Registered).............     4,028,234
 47,974   Roche Holding AG..........     3,626,335
 15,108   Swisscom AG...............     4,395,461
  9,713   Zurich Financial Services
           AG.......................     1,961,134
                                     -------------
                                        17,786,826
                                     -------------
        Taiwan - 0.6%
734,580   Taiwan Semiconductor
           Manufacturing Co.,
           Ltd. (a).................     1,495,104
                                     -------------

                                         Value
  Shares                               (Note A1)
---------------------------------------------------
           Thailand - 0.8%
 2,000,000   Advanced Info Service
              Public Co., Ltd....... $   1,926,318
                                     -------------
           United Kingdom - 14.7%
   251,300   Amvescap plc...........     2,047,434
   338,838   Boots Co., plc.........     3,359,766
   317,515   Compass Group
              plc...................     1,926,269
   115,210   GlaxoSmithKline
              plc...................     2,490,211
   371,000   Great Universal Stores
              plc...................     3,407,224
   600,000   Kingfisher plc.........     2,892,354
   302,800   Lloyds TSB Group
              plc...................     3,013,969
   378,993   Nycomed Amersham
              plc...................     3,350,648
   973,478   Rolls-Royce plc........     2,403,869
   325,049   Standard Chartered
              plc...................     3,468,299
   352,736   Unilever plc...........     3,215,294
 1,901,460   Vodafone Group
              plc...................     2,608,551
                                     -------------
                                        34,183,888
                                     -------------
           Total -- Common Stocks
             (Cost $235,334,376)....   226,095,813
                                     -------------

   Face
  Amount
----------
           U.S. Government Obligations - 3.2%
           U.S Treasury Bill - 3.2%
$7,490,000   9/19/02, 1.67%
             (Cost $7,462,163)......     7,462,369
                                     -------------
           TOTAL INVESTMENTS -- 100.1%
             (Cost $242,796,539)....   233,558,182
           Other Assets and
            Liabilities
            (Net) -- (0.1)%.........      (219,907)
                                     -------------
           NET ASSETS -- 100%....... $ 233,338,275
                                     =============

(a) Non-income producing securities
ADR American Depositary Receipt
PFD Preferred

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  June 30, 2002 (Unaudited)


                            Sector Diversification

                                            % of
                                             Net
                                           Assets   Market Value
              ---------------------------------------------------
              Financials                     20.6  $  47,973,855
              Industrials                    14.2     33,222,042
              Consumer Discretionary         11.1     25,927,825
              Health Care                     9.9     23,147,398
              Consumer Staples                9.5     22,231,307
              Materials                       9.3     21,739,980
              Telecom. Services               9.3     21,645,067
              Information Technology          5.2     12,188,656
              Energy                          4.7     10,879,736
              Government Obligations          3.2      7,462,369
              Utilities                       3.1      7,139,947
                                           ------  -------------
                Total Investments           100.1    233,558,182
              Other Assets and Liabilities
               (Net)                         (0.1)      (219,907)
                                           ------  -------------
                Net Assets                  100.0  $ 233,338,275
                                           ======  =============

The accompanying notes are an integral part of the financial statements.

  Hansberger Emerging Markets Fund

  Portfolio of Investments
  June 30, 2002 (Unaudited)


                                        Value
  Shares                              (Note A1)
-------------------------------------------------
           Common Stocks - 99.2%
           Brazil - 7.4%
   233,000   Companhia Brasileira
              de Distribuicao
              Grupo Pao de
              Acucar ADR........... $   4,145,070
   291,900   Companhia Vale do
              Rio Doce S.A.
              ADR..................     7,574,805
   172,458   Empresa Brasileira de
              Aeronautica S.A.
              ADR..................     3,690,601
   160,300   Petroleo Brasileiro
              S.A. ADR.............     3,023,258
   405,987   Tele Norte Leste
              Participacoes S.A.
              ADR..................     4,039,571
    34,700   Unibanco--Uniao de
              Bancos Brasileiros
              S.A. GDR.............       572,550
                                    -------------
                                       23,045,855
                                    -------------
           China - 8.2%
37,450,000   Aluminum Corp. of
              China Ltd............     6,913,846
 7,670,000   Beijing Datang Power
              Generation Co.,
              Ltd., Class H........     3,417,083
 1,530,000   China Mobile
              Ltd. (a).............     4,531,154
28,500,000   China Petroleum &
              Chemical Corp........     5,078,846
10,600,000   Denway
              Motors Ltd...........     2,989,744
18,584,000   Sinopec Shanghai
              Petrochemical Co.,
              Ltd. (a).............     2,763,774
                                    -------------
                                       25,694,447
                                    -------------
           Croatia - 1.9%
   415,000   Pliva d.d. GDR (b)....     5,985,711
                                    -------------
           Czech Republic - 1.0%
   184,999   Komercni Banka A.S.
              GDR (a)..............     3,141,080
                                    -------------
           Greece - 2.1%
   423,666   Hellenic
              Telecommunications
              Organization S.A.....     6,694,572
                                    -------------

                                       Value
 Shares                              (Note A1)
------------------------------------------------
          Hong Kong - 6.5%
  694,428   HSBC Holdings
             plc (a).............. $   7,968,116
  892,700   Hutchison Whampoa
             Ltd..................     6,666,638
1,741,500   Wing Hang
             Bank Ltd.............     5,771,510
                                   -------------
                                      20,406,264
                                   -------------
          Hungary - 3.6%
  110,000   Gedeon Richter Rt.....     6,301,182
  303,000   Matav Rt. ADR.........     4,848,000
                                   -------------
                                      11,149,182
                                   -------------
          India - 5.5%
1,312,619   Gujarat Ambuja
             Cements Ltd..........     5,483,126
1,580,000   Hindustan Lever Ltd...     6,252,415
1,478,000   Larsen & Toubro
             Ltd..................     5,423,770
                                   -------------
                                      17,159,311
                                   -------------
          Israel - 3.0%
  328,200   Check Point Software
             Technologies
             Ltd. (a).............     4,450,392
   75,000   Teva Pharmaceutical
             Industries
             Ltd., ADR............     5,008,500
                                   -------------
                                       9,458,892
                                   -------------
          Korea - 16.5%
  223,206   Kookmin Bank ADR......    10,970,575
  422,400   Korea Electric Power
             (KEPCO) Corp.........     7,724,688
  193,000   KT Corp...............     7,748,878
   75,000   KT Corp. ADR..........     1,623,750
  212,000   POSCO ADR.............     5,781,240
   28,842   Samsung Electronics
             Co...................     7,887,796
   81,600   Samsung Fire & Marine
             Insurance
             Co., Ltd.............     5,019,451
   28,000   Shinsegae Co., Ltd....     4,748,130
                                   -------------
                                      51,504,508
                                   -------------
          Malaysia - 5.1%
1,275,000   Maxis Communications
             Bhd..................     1,627,302
3,891,000   Road Builder (M)
             Holdings Bhd.........     5,529,316

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  June 30, 2002 (Unaudited)


                                       Value
  Shares                             (Note A1)
------------------------------------------------
           Common Stocks (continued)
           Malaysia (continued)
13,140,000   Technology Resources
              Industries Bhd. (a). $   8,713,895
                                   -------------
                                      15,870,513
                                   -------------
           Mexico - 10.6%
   256,900   Cemex S.A. de C.V
              ADR.................     6,771,884
 1,873,000   Grupo Financiero
              Banorte S.A. de
              C.V.................     4,322,308
 1,200,000   Grupo Mexico S.A. de
              C.V. B Shares.......     3,203,620
    59,000   Grupo Televisa S.A.
              ADR (a).............     2,205,420
 2,604,500   Nueva Grupo Mexico
              S.A.................     3,745,032
   317,000   Panamerican
              Beverages, Inc......     4,517,250
   137,400   Telefonos de Mexico
              S.A., Class L ADR...     4,407,792
   419,000   Tubos de Acero de
              Mexico S.A. ADR.....     3,854,800
                                   -------------
                                      33,028,106
                                   -------------
           Poland - 4.3%
   185,131   Agora S.A. (a).......     2,555,167
 1,432,000   Polski Koncern
              Naftowy Orlen
              S.A.................     6,317,543
 1,619,000   Telekomunikacja
              Polska S.A.
              GDR (b).............     4,409,347
                                   -------------
                                      13,282,057
                                   -------------
           Russia - 6.4%
    42,500   LUKOIL Holdings
              ADR (a).............     2,757,128
   160,000   GMK Norilsk Nickel
              ADR.................     3,340,064
   140,000   Mobile Telesystems
              ADR (a).............     4,240,600
 1,061,100   Mosenegro ADR........     3,257,577
   158,800   Surgutneftegaz ADR...     3,084,690

                                        Value
  Shares                              (Note A1)
-------------------------------------------------
           Russia (continued)
   151,700   Wimm-Bill-Dann
              Foods OJSC
              ADR (a).............. $   3,200,870
                                    -------------
                                       19,880,929
                                    -------------
           Singapore - 4.4%
 1,300,480   DBS Group
              Holdings Ltd.........     9,127,208
   616,000   Singapore
              Airlines Ltd.........     4,497,623
                                    -------------
                                       13,624,831
                                    -------------
           South Africa - 3.5%
 5,616,000   Dimension Data
              Holding plc (a)......     3,509,786
 4,013,000   Old Mutual plc........     5,704,107
   640,428   Standard Bank
              Group., Ltd..........     1,987,749
                                    -------------
                                       11,201,642
                                    -------------
           Taiwan - 6.7%
11,458,090   Chinatrust Financial
              Holding Co.,
              Ltd. (a).............    10,117,140
 2,565,000   President Chain Store
              Corp.................     4,798,339
 3,008,500   Taiwan
              Semiconductor
              Manufacturing Co.,
              Ltd. (a).............     6,123,257
                                    -------------
                                       21,038,736
                                    -------------
           Thailand - 2.5%
 8,218,000   Advanced Info
              Service Public Co.,
              Ltd..................     7,915,242
                                    -------------
           Total -- Common Stocks
             (Cost $301,722,958)...   310,081,878
                                    -------------
  No. of
 Warrants
-----------
           Warrants - 0.0%
           Mexico - 0.0%
    10,820   Cemex S.A., expiring
              12/13/02 (a)
              (Cost $18,935).......        35,706
                                    -------------

The accompanying notes are an integral part of the financial statements.

  Portfolio of Investments
  June 30, 2002 (Unaudited)


   Face                                Value
  Amount                             (Note A1)
------------------------------------------------
            U.S. Government Obligations - 3.9%
            U.S Treasury Bill - 3.9%
$12,355,000   9/19/02, 1.67%
              (Cost $12,308,971).. $ 12,309,423
                                   ------------
            TOTAL INVESTMENTS -- 103.1%
              (Cost $314,050,864).  322,427,007
              Other Assets and
              Liabilities
              (Net) (3.1)%........   (9,729,641)
                                   ------------
            NET ASSETS -- 100%.... $312,697,366
                                   ============

(a)Non-income producing securities
(b)144A Security - Certain conditions for public sale may exist. At June 30, 2002, the value of these securities was $10,395,058 or 3.3% of net assets.
ADR American Depositary Receipt
GDR Global Depositary Receipt
                            Sector Diversification

                                             % of
                                              Net      Market
                                            Assets      Value
               --------------------------------------------------
               Financials..................   22.8  $ 71,368,432
               Telecom. Services...........   19.5    60,800,102
               Materials...................   15.8    49,467,898
               Consumer Staples............    7.3    22,913,944
               Information Technology......    7.0    21,971,230
               Energy......................    6.5    20,261,465
               Industrials.................    6.1    19,141,310
               Health Care.................    5.6    17,295,393
               Utilities...................    4.6    14,399,349
               Consumer Discretionary......    4.0    12,498,461
               Government Obligations......    3.9    12,309,423
                                            ------  ------------
                 Total Investments.........  103.1   322,427,007
               Other Assets and Liabilities
                (Net)......................   (3.1)   (9,729,641)
                                            ------  ------------
                 Net Assets................  100.0  $312,697,366
                                            ======  ============

The accompanying notes are an integral part of the financial statements.

  Statements of Assets and Liabilities

  June 30, 2002 (Unaudited)

                                                                                        International   Emerging
                                                                                            Value       Markets
                                                                                            Fund          Fund
                                                                                        ------------- ------------
ASSETS:
Investments, at Cost -- see accompanying portfolios.................................... $242,796,539  $314,050,864
Foreign Currency, at Cost..............................................................       58,368       155,140
                                                                                        ------------  ------------
                                                                                        $242,854,907  $314,206,004
                                                                                        ============  ============
Investments, at Value (Note A1)........................................................ $233,558,182  $322,427,007
Foreign Currency, at Value.............................................................       58,397       155,213
Dividends Receivable...................................................................      727,200       989,837
Other Assets...........................................................................       20,724        15,469
                                                                                        ------------  ------------
  Total Assets.........................................................................  234,364,503   323,587,526
                                                                                        ------------  ------------
LIABILITIES:
Overdraft Payable......................................................................      696,375        71,599
Custodian Fees Payable.................................................................      135,408       175,051
Investment Advisory Fees Payable (Note B)..............................................      124,416       259,607
Administration Fees Payable............................................................       30,740        38,547
Professional Fees Payable..............................................................       13,123        12,669
Payable for Investments Purchased......................................................           --    10,310,629
Accrued Expenses and Other Liabilities.................................................       26,166        22,058
                                                                                        ------------  ------------
  Total Liabilities....................................................................    1,026,228    10,890,160
                                                                                        ------------  ------------
Net Assets............................................................................. $233,338,275  $312,697,366
                                                                                        ============  ============
NET ASSETS CONSIST OF:
Paid-in Capital........................................................................ $267,169,661  $313,961,270
Undistributed Net Investment Income....................................................    3,346,448     1,859,243
Accumulated Net Realized Loss..........................................................  (27,973,795)  (11,486,685)
Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Translations   (9,204,039)    8,363,538
                                                                                        ------------  ------------
Net Assets............................................................................. $233,338,275  $312,697,366
                                                                                        ============  ============
Shares of Beneficial Interest Outstanding (unlimited authorization, no par value)......   26,372,870    42,065,489
                                                                                        ============  ============
Net Asset Value Per Share.............................................................. $       8.85  $       7.43
                                                                                        ============  ============

The accompanying notes are an integral part of the financial statements.

  Statements of Operations

  Six Months Ended June 30, 2002 (Unaudited)

                                                                            International   Emerging
                                                                                Value       Markets
                                                                                Fund          Fund
                                                                            ------------- -----------
Investment Income:
Dividends..................................................................  $3,987,170   $ 3,619,824
Interest...................................................................      50,168        81,296
  Less: Foreign Taxes Withheld.............................................    (348,448)     (138,184)
                                                                             ----------   -----------
  Total Income.............................................................   3,688,890     3,562,936
                                                                             ----------   -----------
Expenses:
Investment Advisory Fees (Note B):
  Basic Fees...............................................................     832,214     1,438,604
  Less: Fees Waived........................................................     (25,223)      (20,404)
                                                                             ----------   -----------
Investment Advisory Fees -- Net............................................     806,991     1,418,200
Administration Fees........................................................     139,366       178,672
Custodian Fees.............................................................     115,719       148,469
Professional Fees..........................................................      23,664        22,804
Registration and Filing Fees...............................................      11,601         8,945
Shareholder Reports........................................................       9,117         9,808
Trustees' Fees and Expenses (Note E).......................................       2,605         2,604
Amortization of Organization Costs (Note A5)...............................         741            --
Miscellaneous Expenses.....................................................          --         9,244
                                                                             ----------   -----------
Net Expenses...............................................................   1,109,804     1,798,746
                                                                             ----------   -----------
Net Investment Income......................................................   2,579,086     1,764,190
                                                                             ----------   -----------
Net Realized Gain (Loss):
Security Transactions......................................................   3,099,186    11,659,883
Foreign Currency Transactions..............................................    (186,858)     (190,041)
                                                                             ----------   -----------
  Net Realized Gain........................................................   2,912,328    11,469,842
                                                                             ----------   -----------
Change in Net Unrealized Appreciation (Depreciation) on:
Investments................................................................   1,085,320     1,109,901
Foreign Currency Translations..............................................          29        46,063
Translation of Other Assets and Liabilities Denominated in Foreign Currency      49,166       (12,913)
                                                                             ----------   -----------
  Net Unrealized Appreciation during the period............................   1,134,515     1,143,051
                                                                             ----------   -----------
Net Realized Gain (Loss) and Unrealized Appreciation (Depreciation)........   4,046,843    12,612,893
                                                                             ----------   -----------
Net Increase in Net Assets Resulting from Operations.......................  $6,625,929   $14,377,083
                                                                             ==========   ===========

The accompanying notes are an integral part of the financial statements.

  Statements of Changes in Net Assets



                                                        International Value Fund
                                                   ---------------------------------
                                                   Six Months Ended
                                                    June 30, 2002      Year Ended
                                                     (Unaudited)    December 31, 2001
                                                   ---------------- -----------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Income.............................   $  2,579,086     $  2,909,077
Net Realized Gain (Loss)..........................      2,912,328      (25,106,610)
Net Unrealized Appreciation (Depreciation)........      1,134,515      (16,679,610)
                                                     ------------     ------------
Net Increase (Decrease) in Net Assets Resulting
 from Operations..................................      6,625,929      (38,877,143)
                                                     ------------     ------------
Distributions:
Net Investment Income.............................             --       (1,967,465)
                                                     ------------     ------------
Capital Share Transactions (Note G):
Proceeds from Shares Sold.........................     14,878,020       43,533,131
Net Asset Value on Reinvestment of Distributions..             --        1,623,072
Cost of Shares Redeemed...........................     (5,261,237)     (35,033,088)
Transaction Fees..................................         30,516          201,915
                                                     ------------     ------------
Increase in Net Assets from Capital Share
 Transactions.....................................      9,647,299       10,325,030
                                                     ------------     ------------
Net Increase (Decrease) in Net Assets.............     16,273,228      (30,519,578)
Net Assets:
 Beginning of Period..............................    217,065,047      247,584,625
                                                     ------------     ------------
 End of Period....................................   $233,338,275     $217,065,047
                                                     ============     ============
 Undistributed Net Investment Income Included in
   End of Period Net Assets.......................   $  3,346,448     $    767,362
                                                     ============     ============

The accompanying notes are an integral part of the financial statements.

  Statements of Changes in Net Assets


                                                                                  Emerging Markets Fund
                                                                            ---------------------------------
                                                                            Six Months Ended
                                                                             June 30, 2002      Year Ended
                                                                              (Unaudited)    December 31, 2001
                                                                            ---------------- -----------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Income......................................................   $  1,764,190     $  3,082,840
Net Realized Gain (Loss)...................................................     11,469,842      (14,665,787)
Net Unrealized Appreciation................................................      1,143,051       12,749,415
                                                                              ------------     ------------
Net Increase in Net Assets Resulting from Operations.......................     14,377,083        1,166,468
                                                                              ------------     ------------
Distributions:
Net Investment Income......................................................             --       (2,570,440)
                                                                              ------------     ------------
Capital Share Transactions (Note G):
Proceeds from Shares Sold..................................................     52,408,427       14,302,579
Net Asset Value on Reinvestment of Distributions...........................             --        2,272,571
Cost of Shares Redeemed....................................................     (4,325,147)     (14,190,420)
Transaction Fees...........................................................         80,153          166,538
                                                                              ------------     ------------
Increase in Net Assets from Capital Share Transactions.....................     48,163,433        2,551,268
                                                                              ------------     ------------
Net Increase in Net Assets.................................................     62,540,516        1,147,296
Net Assets:
  Beginning of Period......................................................    250,156,850      249,009,554
                                                                              ------------     ------------
  End of Period............................................................   $312,697,366     $250,156,850
                                                                              ============     ============
  Undistributed Net Investment Income Included in End of Period Net Assets.   $  1,859,243     $     95,053
                                                                              ============     ============

The accompanying notes are an integral part of the financial statements.

  Financial Highlights

  For a Share Outstanding Throughout Each Period

                                                                                International Value Fund
                                                           -----------------------------------------------------------------




                                                            Six Months
                                                               Ended                    Year Ended December 31,
                                                           June 30, 2002 ---------------------------------------------------
                                                            (Unaudited)     2001       2000      1999       1998       1997
                                                           ------------- --------   --------   --------  --------   --------
Net Asset Value, Beginning of Period......................   $   8.56    $  10.21   $  11.49   $   8.97  $   9.79   $  10.12
                                                             --------    --------   --------   --------  --------   --------
Income from Investment Operations:
Net Investment Income.....................................       0.10        0.12       0.13       0.13      0.14       0.10
Net Realized and Unrealized Gain (Loss)...................       0.19       (1.69)     (1.34)      2.50     (0.81)     (0.25)
                                                             --------    --------   --------   --------  --------   --------
  Total from Investment Operations........................       0.29       (1.57)     (1.21)      2.63     (0.67)     (0.15)
                                                             --------    --------   --------   --------  --------   --------
Less Distributions from:
Net Investment Income.....................................         --       (0.08)     (0.07)     (0.11)    (0.11)     (0.08)
In Excess of Net Investment Income........................         --          --         --         --        --         -- +
Capital Gains.............................................         --          --         --         --     (0.04)     (0.10)
                                                             --------    --------   --------   --------  --------   --------
  Total Distributions.....................................         --       (0.08)     (0.07)     (0.11)    (0.15)     (0.18)
                                                             --------    --------   --------   --------  --------   --------
Net Asset Value, End of Period............................   $   8.85    $   8.56   $  10.21   $  11.49  $   8.97   $   9.79
                                                             ========    ========   ========   ========  ========   ========
Total Return..............................................       3.39%     (15.41)%   (10.58)%    29.35%    (6.96)%    (1.46)%
Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands)..................   $233,338    $217,065   $247,585   $366,515  $280,493   $186,559
Ratio of Expenses to Average Net Assets (1)...............       1.00%*      1.00 %     1.00 %     1.00%     1.00 %     1.00 %
Ratio of Net Investment Income to Average Net Assets (1)..       2.32%*      1.24 %     1.07 %     1.31%     1.82 %     1.84 %
Portfolio Turnover Rate...................................         21%         49 %       71 %       51%       32 %       14 %
-----------------------------
(1)Without voluntary expense limitation during the period:
   Ratio of Expenses to Average Net Assets................       1.02%*      1.05 %     1.04 %     1.03%     1.10 %     1.29 %
   Ratio of Net Investment Income to Average Net Assets...       2.30%*      1.19 %     1.03 %     1.28%     1.72 %     1.55 %

* Annualized.
+ Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

  Financial Highlights

  For a Share Outstanding Throughout Each Period

                                                                                 Emerging Markets Fund
                                                           ----------------------------------------------------------------




                                                            Six Months
                                                               Ended                   Year Ended December 31,
                                                           June 30, 2002 --------------------------------------------------
                                                            (Unaudited)     2001       2000      1999       1998      1997
                                                           ------------- --------   --------   --------  --------   -------
Net Asset Value, Beginning of Period......................   $   6.94    $   6.97   $   9.80   $   5.91  $   8.50   $ 10.12
                                                             --------    --------   --------   --------  --------   -------
Income from Investment Operations:
Net Investment Income.....................................       0.04        0.09       0.02       0.03      0.04      0.05
Net Realized and Unrealized Gain (Loss)...................       0.45       (0.05)     (2.84)      3.86     (2.61)    (1.58)
                                                             --------    --------   --------   --------  --------   -------
  Total from Investment Operations........................       0.49        0.04      (2.82)      3.89     (2.57)    (1.53)
                                                             --------    --------   --------   --------  --------   -------
Less Distributions from:
Net Investment Income.....................................         --       (0.07)        --         --     (0.02)    (0.07)
In Excess of Net Investment Income........................         --          --      (0.01)        --        -- +      --
Capital Gains.............................................         --          --         --         --        --     (0.02)
                                                             --------    --------   --------   --------  --------   -------
  Total Distributions.....................................         --       (0.07)     (0.01)        --     (0.02)    (0.09)
                                                             --------    --------   --------   --------  --------   -------
Net Asset Value, End of Period............................   $   7.43    $   6.94   $   6.97   $   9.80  $   5.91   $  8.50
                                                             ========    ========   ========   ========  ========   =======
Total Return..............................................       7.06%       0.62 %   (28.80)%    65.82%   (30.20)%  (15.11)%
Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands)..................   $312,697    $250,157   $249,010   $350,206  $142,671   $36,720
Ratio of Expenses to Average Net Assets (1)...............       1.25%*      1.25 %     1.25 %     1.25%     1.25 %    1.50 %
Ratio of Net Investment Income to Average Net Assets (1)..       1.23%*      1.27 %     0.23 %     0.39%     1.08 %    1.12 %
Portfolio Turnover Rate...................................         18%         25 %       70 %       43%       44 %      15 %
-----------------------------
(1)Without voluntary expense limitation during the period:
   Ratio of Expenses to Average Net Assets................       1.27%*      1.36 %     1.33 %     1.36%     1.68 %    2.18 %
   Ratio of Net Investment Income to Average
    Net Assets............................................       1.21%*      1.16 %     0.15 %     0.28%     0.65 %    0.44 %

* Annualized.
+ Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

  Notes to Financial Statements

  June 30, 2002 (Unaudited)


Hansberger Institutional Series (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 2002, the Trust was comprised of two separate active, diversified portfolios (individually referred to as a "Fund", collectively as the "Funds"). The International Value Fund and the Emerging Markets Fund, each a Fund of the Trust, commenced operations on December 30, 1996.

The International Value Fund seeks to achieve long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. The Emerging Markets Fund seeks to achieve long-term capital growth through a policy of investing primarily in publicly traded equity securities of companies located in emerging markets.

A. Accounting Policies: The following significant accounting policies are in conformity with accounting principles for investment companies generally accepted in the United States. Such policies are consistently followed by the Trust in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  1. Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Occasionally, certain events affecting the values of securities maintained in the Funds' portfolios might occur between the close of the foreign exchanges on which those securities principally trade and the time at which the daily net asset value for the Funds is determined. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith pursuant to the Trust's fair valuation procedures under the supervision of the Board of Trustees. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price within a range not exceeding the current asked price nor less than the current bid price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Securities not priced in this manner are valued at the most recently quoted bid price, or, when securities exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available, including restricted securities and unlisted foreign securities, are valued at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be done by others.

  The Funds' investments in emerging markets or developing markets may subject the Funds to a greater degree of risk than in a developed market. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Funds' investments and income generated by these investments, as well as the Funds' ability to repatriate such amounts.

  2. Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the foreign currency exchange rates applicable on that day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment in securities.

  3. Forward Currency Exchange Contracts: The Funds may enter into forward currency exchange contracts in connection with planned purchases or sales of securities or to hedge the value of some or all of a Fund's portfolio securities. A forward currency contract is an agreement between two parties to purchase and sell currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in currency exchange rates applicable on that day. Forward currency contracts are marked-to-market daily using the forward foreign currency exchange rates applicable on that day or at such other rates as deemed appropriate. The change in value is recorded by the Funds as an unrealized gain or loss. When a forward currency contract is extinguished, either by delivering the currency or by entering into another forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract on the date it is extinguished. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably relative to the U.S. dollar.

  4. Taxes: It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation as the income and/or capital gains are earned.

  In determining the daily net asset value, the Funds estimate the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of December 31, 2001, the Funds had no reserve related to capital gains. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, and holding period of such investments and the related tax rates and other such factors. As of December 31, 2001, the Funds had no reserve related to taxes on the repatriation of foreign currencies.

  5. Organizational Costs: The organizational costs of the Funds were amortized on a straight-line basis over a period of five years beginning with each Fund's commencement of operations. Hansberger Global Investors, Inc. has agreed that in the event any of its initial shares in a Fund are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

  6. Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-date (except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend date in the exercise of reasonable diligence) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets. Distributions for the Funds are recorded on the ex-date. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing book and tax treatment for organizational expenses.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to paid-in capital, undistributed net investment income (loss) and accumulated net realized gain
  (loss) on investments and foreign currency transactions. Undistributed net investment income (loss) and accumulated net realized gain (loss) may include temporary book and tax differences which should reverse in a subsequent period.

  Distributions in excess of tax basis earnings and profits will be reported in the Funds' financial statements as a return of capital.

  Permanent book and tax basis differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

B. Adviser: Hansberger Global Investors, Inc., (the "Adviser") a wholly-owned subsidiary of Hansberger Group, Inc., provides each Fund with investment advisory services pursuant to an investment advisory agreement at a monthly fee calculated at the annual rate of 0.75% and 1.00% of average daily net assets of the International Value Fund and the Emerging Markets Fund, respectively. The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Funds, if necessary, if the annual operating expenses as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios of 1.00% for the International Value Fund and 1.25% for the Emerging Markets Fund. The Adviser, at its discretion, may revise or discontinue the voluntary fee waivers and reimbursements at any time.

C. Administrator: J.P. Morgan Investor Services Co. (formerly Chase Global Funds Services Company) (the "Administrator"), a subsidiary of J.P. Morgan Chase & Co., provides the Trust with administrative, dividend disbursing and transfer agent services pursuant to an Administrative Agreement (the "Agreement"). Under the Agreement the Trust pays the Administrator a monthly fee in proportion to the Funds combined average daily net assets at the following annual rate: 0.12% of the first $500 million of average daily net assets, 0.08% for the next $500 million of average daily net assets, and 0.06% for average daily net assets over $1 billion. Certain employees of J.P. Morgan Investor Services Co. are officers of the Fund.

D. Custodian: JPMorgan Chase Bank serves as the Trust's custodian in accordance with a custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

E. Trustee Fees: The Trust pays each Trustee, who is not also an officer or affiliated person, an annual fee plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees.

Expenses for the period ended June 30, 2002, include legal fees paid to Morgan, Lewis & Bockius LLP. A partner of that firm was, until January 2002, a Trustee to the Trust.

F. Purchases and Sales: For the period ended June 30, 2002, purchases and sales of investment securities other than long-term U.S. Government securities and short-term investments were:

               Fund                      Purchases      Sales
               ----                     ------------ -----------
               International Value Fund $ 53,336,145 $45,169,564
               Emerging Markets Fund...  103,597,786  49,976,350

There were no purchases or sales of long-term U.S. Government securities during the period ended June 30, 2002.

G. Capital Share Transactions: Transactions in fund shares for the periods indicated below:

                         International Value Fund  Emerging Markets Fund
                         ----------------------   ----------------------
                         Six Months      Year     Six Months     Year
                           Ended        Ended       Ended       Ended
                          6/30/02      12/31/01    6/30/02     12/31/01
                         ----------   ----------  ----------  ----------
        Shares sold.....  1,616,777    5,472,596   6,645,154   2,109,610
        Shares issued on
         reinvestment of
         distributions..         --      230,557          --     344,740
        Shares
         repurchased....   (591,028)  (4,597,401)   (632,477) (2,145,937)
                         ----------   ----------  ----------  ----------
        Increase........  1,025,749    1,105,752   6,012,677     308,413
        Fund shares:
        Beginning of the
         Period......... 25,347,121   24,241,369  36,052,812  35,744,399
                         ----------   ----------  ----------  ----------
        End of the
         Period......... 26,372,870   25,347,121  42,065,489  36,052,812
                         ==========   ==========  ==========  ==========

Shareholders entering after April 1, 1997, were charged a transaction fee in connection with each purchase and redemption of shares of each Fund. The transaction fee is 0.50% for the International Value Fund and 1.00% for the Emerging Markets Fund. The transaction fee is not a sales charge and is retained by the Funds. The fee does not apply to and is not charged in connection with exchanges from one Fund to another, certain other transactions, including the reinvestment of dividends or capital gain distributions, or transactions involving shareholders who previously purchased shares that were not subject to the transaction fee.

Effective May 3, 2002, the purchase fee in connection with the International Value Fund and the Emerging Markets Fund has been discontinued. The redemption fee for the International Value Fund and the Emerging Markets Fund remains in place.

H. Other: At June 30, 2002, cost, unrealized appreciation, unrealized (depreciation), and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                                 Net
                                                              Unrealized
                                 Unrealized    Unrealized    Appreciation
         Fund          Cost     Appreciation (Depreciation) (Depreciation)
     ------------- ------------ ------------ -------------- --------------
     International
      Value
      Fund........ $242,796,539 $23,646,961   $(32,885,318)  $(9,238,357)
     Emerging
      Markets
      Fund........  314,050,864  42,978,193    (34,602,050)    8,376,143

From time to time, certain Funds of the Trust have shareholders that hold a significant portion of a Fund's outstanding shares. Investment activities of these shareholders could have a material impact on those Funds.

At December 31, 2001, the International Value Fund had capital loss carryforwards to offset future capital gains of $394,999, $6,131,536 and $14,549,347, which will expire December 31, 2006, December 31, 2008, and December 31, 2009, respectively. The Emerging Markets Fund had capital loss carryforwards to offset future capital gains of $5,560,701 and $17,040,768, which will expire December 31, 2006, and December 31, 2009, respectively.

Net capital, passive foreign investment company ("PFIC") and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2001, the International Value Fund deferred to January 1, 2002, for U.S. Federal income tax purposes, post-October capital losses of $9,760,503 and post-October currency losses of $32,968. The Emerging Markets Fund deferred to January 1, 2001, for U.S. Federal income tax purposes, post-October currency losses of $80,156.

  Trustees and Officers of the Trust

                                      Offices with                  Principal Occupation
Name and Address                       the Trust                 during the Past Five Years
----------------                  --------------------- --------------------------------------------

THOMAS L. HANSBERGER* (69)....... President and Trustee Chief Executive Officer, President, Chief
515 East Las Olas Blvd.                                 Investment Officer and Treasurer,
Fort Lauderdale, FL                                     Hansberger Global Investors, Inc., 1994 to
                                                        present; Chief Executive Officer, President
                                                        and Treasurer, Hansberger Group, Inc.,
                                                        1999 to present; President and Chief
                                                        Executive Officer, Templeton Worldwide,
                                                        1992 to 1993; President, Director and
                                                        Chief Executive Officer, Templeton,
                                                        Galbraith & Hansberger Ltd., 1985 to 1992.

KATHRYN B. MCGRATH, ESQ.* (57)... Trustee               Partner, Crowell & Moring LLP, 2002 to
1800 M Street, N.W.                                     present, Morgan, Lewis & Bockius LLP,
Washington, DC                                          1990 to 2002.

STUART B. ROSS (65).............. Trustee               Retired; Executive Vice President, Xerox
100 First Stamford Place                                Corporation, 1990 to 1999; Chief
Stamford, CT                                            Executive Officer, Xerox Financial
                                                        Services, Inc., 1990 to 1999.

WILLIAM F. WATERS, ESQ. (70)..... Trustee               Retired; former Senior Vice President,
640 Hollow Tree Ridge Road                              Merrill Lynch, & Co., Inc. 1957 to 1996.
Darien, CT                                              CEO of Merrill Lynch's International Private
                                                        Banking Group 1984 to 1996.

EDWARD M. TIGHE (59)............. Trustee               President, Global Fund Services 2000 to
608 NE 13th Ave.                                        present; Chief Executive Officer, President,
Ft. Lauderdale, FL                                      Citco Technology Management, 1993 to
                                                        2000.

J. CHRISTOPHER JACKSON, ESQ. (51) Vice President        Director, Hansberger Global Investors,
515 East Las Olas Blvd.                                 Inc., 1999 to present; Senior Vice
Fort Lauderdale, FL                                     President, General Counsel and Assistant
                                                        Secretary Hansberger Global Investors, Inc.
                                                        1996 to present; Senior Vice President,
                                                        General Counsel and Assistant Secretary of
                                                        Hansberger Group, Inc., 1999 to present;
                                                        Vice President, Global Decisions Group,
                                                        LLC, 1998 to present; General Counsel and
                                                        Secretary MCM, Inc. and McCarthy,
                                                        Crisanti & Maffei, Inc., 1996 to 2001;
                                                        Trustee, Hansberger Institutional Series,
                                                        1996 to 2001; Vice President, Associate
                                                        General Counsel and Assistant Secretary,
                                                        Van Kampen American Capital, Inc. 1986
                                                        to 1996.

WESLEY E. FREEMAN (52)........... Vice President        Director, Hansberger Global Investors,
515 East Las Olas Blvd.                                 Inc., 2000 to present; Managing Director of
Fort Lauderdale, FL                                     Institutional Marketing, Hansberger Global
                                                        Investors, Inc. 1996 to present; Executive
                                                        Vice President for Institutional Business
                                                        Development, Templeton Worldwide,
                                                        1989 to 1996.

  Trustees and Officers of the Trust

                                   Offices with                Principal Occupation
Name and Address                    the Trust               during the Past Five Years
----------------                ------------------- -------------------------------------------

PETER BRAUN (61)............... Vice President      Senior Vice President--Institutional
515 East Las Olas Blvd.                             Marketing, Hansberger Global Investors,
Fort Lauderdale, FL                                 Inc., 2000 to present; Director of
                                                    Institutional Sales and Marketing,
                                                    Santander Global Advisers, 1998 to 2000;
                                                    Principal, State Street Global Advisors,
                                                    1985 to 1998.

THOMAS A. CHRISTENSEN, Jr. (31) Treasurer           CFO, 1998 to present; Vice President and
515 East Las Olas Blvd.                             Controller, Hansberger Global Investors,
Fort Lauderdale, FL                                 Inc. 1996 to 1998; CFO of Hansberger
                                                    Group, Inc. from 1999 to present.
                                                    Accountant, Arthur Andersen LLP, 1993 to
                                                    1996.

KIMBERLEY SCOTT (39)........... Secretary           Director, Hansberger Global Investors,
515 East Las Olas Blvd.                             Inc. 1999 to present; Senior Vice
Fort Lauderdale, FL                                 President, Chief Administrative Officer,
                                                    Chief Compliance Officer and Assistant
                                                    Treasurer, Hansberger Global Investors,
                                                    Inc. 1994 to present; Senior Vice
                                                    President, Chief Administrative Officer,
                                                    Chief Compliance Officer and Assistant
                                                    Treasurer, Hansberger Group, Inc., 1999
                                                    to present; Senior Vice President,
                                                    Executive Assistant and Portfolio
                                                    Supervisor, Templeton Worldwide, 1992
                                                    to 1994.

HELEN A. ROBICHAUD, ESQ. (50).. Assistant Secretary Vice President and Associate General
73 Tremont Street                                   Counsel, J.P. Morgan Investor Services
Boston, MA                                          Co., 1994 to present.

ELLEN O'BRIEN (44)............. Assistant Secretary Supervisor, State Regulation of J.P. Morgan
73 Tremont Street                                   Investor Services Co., 1991 to present.
Boston, MA

* Interested trustee.